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                                                                    EXHIBIT 10.1


                              EMPLOYMENT AGREEMENT


         AGREEMENT, made as of this ____ day of ______________, 1999, by and among THE TROY SAVINGS BANK, a New York-chartered capital stock savings bank having its principal place of business in Troy, New York (the "Bank"), TROY FINANCIAL CORPORATION, a Delaware corporation owning all of the issued and outstanding shares of capital stock of the Bank ("Troy Financial") (the Bank and Troy Financial, collectively, the "Employers"), and DANIEL J. HOGARTY, JR., an individual residing in Troy, New York (the "Executive").

         WHEREAS, the Employers and the Executive desire that the Executive be employed as President and Chief Executive Officer of the Employers;

         WHEREAS, the Boards of Directors of the Employers (collectively, the "Boards"), have approved and authorized the Employers to enter into this Agreement with the Executive;

         WHEREAS, the parties desire to enter into this Agreement, setting forth the terms and conditions for the employment relationship of the Executive with the Employers:

         NOW, THEREFORE, it is AGREED as follows:

         1. EMPLOYMENT. The Executive is employed as President and Chief Executive Officer of the Employers during the Employment Term (as defined in Section 5 below). As the President and Chief Executive Officer of the Employers, the Executive shall render executive, policy and other management services to the Employers of the type customarily performed by persons serving in a similar chief executive officer capacity. As Chief Executive Officer, the Executive shall be responsible for implementing the policies of the Boards and shall report only to the Boards. All other officers of the Employers shall report directly to the Executive, except as the Executive shall otherwise determine, and except that the internal auditor shall report directly to the Boards. The Executive shall also perform such duties as the Boards may from time to time reasonably direct. During the Employment Term, there shall be no material decrease in the duties and responsibilities of the Executive otherwise than as provided herein, unless the parties otherwise agree in writing. During the Employment Term, the Executive shall not be required to relocate his place of employment to a location more than 50 miles away from the Bank's Troy, New York location, or outside the State of New York, to perform his duties hereunder, except for reasonably required travel by the Executive on the business of the Employers.


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         2.       COMPENSATION.

                  (a) The Employers agree to pay the Executive during the Employment Term a salary at an initial annual rate of $600,000. The Executive's salary shall be reviewed by the Boards prior to October 1, 1999, and thereafter on an annual basis prior to October 1 of each year (or such date as from time to time is the date used by the Employers for review of executive compensation) during the Employment Term. In so reviewing the Executive's salary, the Boards shall consider increases in the amount of the Executive's salary for increases in the cost of living for Rensselaer County, New York, and based upon the Executive's performance and scope of responsibility.

                  (b) The salary of the Executive shall not be decreased at any time during the Employment Term from the amount then in effect, unless the Executive otherwise agrees in writing. Participation in deferred compensation, discretionary bonus, retirement and other employee benefit plans and in fringe benefits, other than salary reduction programs in which the Executive elects to participate, shall not reduce the salary payable to the Executive under this
Section 2. The salary under this Section 2 shall be payable to the Executive not less frequently than monthly. The Executive shall not be entitled to receive fees for serving as a director of the Employers or any of their subsidiaries or for serving as a member of any committee of the Boards of Directors of the Employers or any of their subsidiaries.

         3.       DISCRETIONARY BONUSES; BUSINESS EXPENSES.

                  (a) During the Employment Term, the Executive shall be entitled to participate in an equitable manner with all other executive employees of the Employers in such discretionary bonuses as may be authorized, declared and paid by the Boards to executive employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Executive's right to participate in such bonuses when and as declared by the Boards. This provision shall not preclude the grant of any other bonus to the Executive as determined by the Boards.

                  (b) The Executive is expected and is authorized to incur reasonable expenses in the performance of his duties hereunder, including the costs of business entertainment, travel, and attendance at conventions and meetings. The Employers shall reimburse the Executive for all such expenses promptly upon periodic presentation by the Executive of an itemized account of such expenses. The Employers shall provide the Executive with the use of an automobile for business purposes or, at his election, shall pay the Executive an automobile allowance for the business use of his personal vehicle.

         4. PARTICIPATION IN RETIREMENT AND EMPLOYEE BENEFIT PLANS; FRINGE BENEFITS. During the Employment Term, the Executive shall be entitled to participate in any incentive, bonus, management recognition, equity compensation,


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retirement, deferred compensation, fringe benefit or welfare benefit plan of the
Employers, including any plan providing for stock options, restricted stock, employee stock purchases, pension or retirement income, retirement savings, employee stock ownership, deferred compensation or medical, prescription, dental, disability, employee life, group life, accidental death or travel accident insurance that the Employers may adopt for the benefit of executive employees, in accordance with the terms of such plans.

         5. TERM. The initial term of employment under this Agreement shall be for a three-year period commencing on the date of this Agreement (the "Initial Term"). Subject to annual review and approval by the Boards, this Agreement may be extended by written notice from the Employers to the Employee for an additional consecutive 12-month period (the "Extended Term") as of the first anniversary of the date of this Agreement and every subsequent anniversary of the date of this Agreement thereafter, unless the Executive has given contrary written notice to the Employers at least three months before any such renewal date. The Initial Term and all such Extended Terms are collectively referred to herein as the "Employment Term."

         6. STANDARDS. The Executive shall perform his duties and responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Boards. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the financial institutions industry.

         7. VOLUNTARY ABSENCES; VACATIONS. The Executive shall be entitled, without loss of pay, to absent himself voluntarily for reasonable periods of time from the performance of his duties and responsibilities under this Agreement. All such voluntary absences shall count as paid vacation time, unless the Boards otherwise approve. The Executive shall be entitled to an annual paid vacation of ______ weeks per year or such longer period as the Boards may approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Executive. The Executive shall not be entitled to receive any additional compensation from the Employers on account of his failure to take a paid vacation.

         8.       TERMINATION OF EMPLOYMENT.

                  (a) (i) The Employers may terminate the Executive's employment at any time, but any termination by the Employers during the Employment Term other than termination for Cause (as defined below) shall not prejudice the Executive's right to compensation or other benefits under this Agreement.

                      (ii) The Executive shall have no right to receive compensation or other benefits for any period after termination for Cause. "Cause" shall mean the


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Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform material stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the financial institutions industry; provided, it shall be the burden of the Employers to prove the alleged acts and omissions and the prevailing nature of the standards the Employers shall have alleged are violated by such acts and/or omissions.

                      (iii) The parties acknowledge and agree that damages that will result to the Executive for termination without cause shall be extremely difficult or impossible to establish or prove, and agree that, unless the termination is for cause, the Employers shall be obligated, concurrently with such termination, to make a lump sum cash payment to the Executive as liquidated damages of an amount equal to three times the sum of (A) the Executive's then current annual base salary under Section 2 of this Agreement and (B) the amount of any bonuses that were payable to the Executive during the 12 months preceding the termination (including bonuses that were earned during such period but the payment of which was deferred to a later period). The Executive agrees that, except for such other payments and benefits to which the Executive may be entitled as expressly provided by the terms of this Agreement, such liquidated damages shall be in lieu of all other claims which Executive may make by reason of such termination. Such payment to the Executive shall be made on or before the Executive's last day of employment with the Employers. The liquidated damages amount shall not be reduced by any compensation which the Executive may receive for other employment with another employer after termination of his employment with the Employers.

                      (iv) In addition to the liquidated damages above described that are payable to the Executive for termination without cause, in the event of any such termination:

                           (1) concurrently with such termination, the Employers
shall pay to the Executive an amount equal to the excess of (A) the actuarial equivalent (utilizing actuarial assumptions no less favorable to the Executive than those in effect under the Bank's qualified defined benefit pension plan before such termination) of the employer-provided benefits under the qualified pension, 401(k), profit sharing, stock bonus and employee stock ownership plans of Troy Financial and the Bank (the "Qualified Plans"), the Troy Savings Bank Supplemental Executive Retirement Plan (including benefits determined by reference to the Qualified Plans) and any other excess or supplemental retirement plan in which the Executive participates (together, the "SERP") that the Executive would have received if the Executive's employment had continued for a period of three years after such termination (assuming for this purpose that all accrued benefits are fully



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vested, that the Executive's compensation in each of the three years is one-third of the amount of the liquidated damages payable under Section 8(a)(iii) hereof and that the Executive makes the maximum allowable pre-tax contributions under the Qualified Plans), over (B) the actuarial equivalent (using such actuarial assumptions) of the Executive's actual employer-provided benefits (paid or payable), if any, under the Qualified Plans and the SERP as of the date of such termination;

                           (2) for three years after such termination, or such
longer period as may be provided by the terms of the appropriate plan, the Employers shall continue in effect all medical, prescription, dental, disability, employee life, group life and accidental death insurance and other employee welfare plans for the benefit of the Executive and, if applicable, the Executive's family, which would have been provided to them in accordance with
Section 4 of this Agreement if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time after such termination with respect to executives of the Employers and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical, prescription or dental benefits under another employer provided plan, the medical prescription and dental benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, the Executive shall be considered to have remained employed until three years after such termination and to have retired on the last day of such period;

                           (3) except as otherwise required by applicable
federal or state banking regulations with respect to accelerated vesting of options and restricted stock following the conversion of the Bank from mutual to stock form of organization and the formation of Troy Financial, as of the time of such termination of employment, the Executive shall be fully vested in all stock options, restricted stock, deferred compensation and other employee benefits that would otherwise be forfeited as a result of such termination of employment (except that vesting under any qualified pension or retirement plan shall be only in accordance with the terms of such plan);

                           (4) the Employers shall, at their sole expense as
incurred, provide the Executive with outplacement services the scope and provider of which shall be selected by the Executive in his sole discretion; and

                           (5) the Employers shall continue in effect for the
benefit of the Executive all insurance or other provisions for indemnification, defense or hold-harmless of officers or directors of the Employers that were in effect on the date of such termination with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not


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occurred, and until the final expiration or running of all periods of limitation against action that may be applicable to such acts or omissions.

                      (v) If the Executive terminates his employment with the Employers during the Employment Term for "Good Reason," such termination shall be deemed to have been a termination by the Employers of the Executive's employment without cause. "Good Reason" shall mean:

                           (1) the assignment to the Executive by the Employers
(or either of them) of duties materially inconsistent with the Executive's position, duties, responsibilities, and status with the Employers, a material adverse change in the Executive's titles or offices, any removal of the Executive from or any failure to reelect the Executive to any of such positions, except in connection with the termination of his employment for Cause, or any action that would have a material adverse effect on the physical conditions in which the Executive performs his employment duties;

                           (2) a reduction by the Employers in the Executive's
base salary as in effect on the date hereof or as the same may be increased from time to time during the Employment Term;

                           (3) the taking of any action by the Employers that
would materially adversely affect the Executive's participation in or materially reduce the Executive's benefits under any employee benefit plan or deprive the Executive of any material fringe benefit enjoyed by the Executive;

                           (4) any requirement that the Executive relocate to
any place more than 50 miles away from the Bank's Troy, New York location, or outside the State of New York, to perform his duties hereunder, except for reasonably required travel by the Executive on the business of the Employers;

                           (5) any other action or inaction that constitutes a
material breach by the Employers or either of them of this Agreement;

                           (6) any failure by the Employers to obtain the
assumption of this Agreement by any acquirors, successors or assigns of the Employers; or

                           (7) any failure by the Employers to have renewed this
Agreement pursuant to Section 5 hereof such that the remaining Employment Term shall at any time be less than two years.

                      (b) The Executive shall have no right to terminate his employment under this Agreement before the end of the Employment Term, unless
(i) such termination is approved by the Boards or (ii) such termination is with "Good Reason" as defined above. In the event that the Executive violates this provision,


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the Employers shall be entitled, in addition to their other legal remedies, to enjoin the employment of the Executive with any significant competitor of the Employers (or either of them) for a period of one year or the then remaining Employment Term plus six months, whichever is less. The term "significant competitor" shall mean any commercial bank, savings bank, savings and loan association, mortgage banking company or a holding company affiliate of any of the foregoing which, at the date of its employment of the Executive, has an office out of which the Executive would be primarily based that is located within 35 miles of the Bank's home office. If any court or other tribunal having jurisdiction to determine the validity or enforceability of this paragraph determines that, strictly applied, it would be invalid or unenforceable, the definition of "significant competitor" and the time provisions used shall be deemed modified to the extent necessary (but only to that extent) so that the restrictions in that subsection, as modified, will be valid and enforceable.

                      (c) In the event the employment of the Executive is terminated by the Employers without Cause under Section 8(a) hereof and the Employers fail to make timely payment of the amounts then owed to the Executive under this Agreement, the Executive shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Executive in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the rate of one percent above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date of employment termination until payment is made to the Executive. Such reimbursement and interest shall be in addition to all rights which the Executive is otherwise entitled to under this Agreement.

                      (d) In the event of the Executive's death during the Employment Term, his estate shall be entitled to receive his salary for the remaining Employment Term or six months, whichever is less. This Agreement shall thereupon terminate, except that any vested rights of the Executive shall then be exercised by his estate.

                      (e) In the event the Executive becomes disabled during the Employment Term under circumstances that would entitle him to benefits under the Bank's long-term disability plan and, as a result of such disability, he is unable to perform his duties hereunder for an uninterrupted period of more than six months, the Employers may terminate the Executive's employment without liability under Section 8(a) hereof and this Agreement shall thereupon terminate. Any such termination shall not affect the Executive's rights to benefits pursuant to any applicable long-term disability plan of the Employers.

                      (f) Notwithstanding any other provision in this Agreement,
(i) the Employers may terminate or suspend this Agreement and the employment of the



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Executive hereunder, as if such termination were for Cause under Section 8(a)
hereof, to the extent required by the applicable laws of the State of New York related to banking, by applicable federal law relating to deposit insurance or bank holding companies or by regulations or orders issued by the New York State Banking Department, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation or other state or federal banking regulatory agency having jurisdiction over Troy Financial or the Bank and (ii) no payment shall be required to be made to or for the benefit of the Executive under this Agreement to the extent such payment is prohibited by applicable law, regulation or order issued by a banking agency or a court of competent jurisdiction; provided, that it shall be the Employers' burden to prove that any such action was so required.

         9.       CERTAIN ADDITIONAL PAYMENTS BY THE EMPLOYERS.

                  (a) Except as set forth below, in the event it shall be determined that any payment or distribution by or for the account of the Employers to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, collectively, the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of the Excise Tax and all other taxes (including, without limitation, income taxes) that are imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this
Section 9(a), if it shall be determined that the Executive is entitled to a Gross-Up Payment, but that the Executive, after taking into account the Payments and the Gross-Up Payment, would not receive a net after-tax benefit of at least $50,000 (taking into account both income taxes and any Excise Tax) as compared to the net after-tax proceeds to the Executive resulting from an elimination of the Gross-Up Payment and a reduction of the Payments, in the aggregate, to an amount (the "Reduced Amount") such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Executive, the Payments, in the aggregate, made to the Executive shall not exceed the Reduced Amount, and the Executive shall have the right, in the Executive's sole discretion, to designate those payments or benefits that should be reduced or eliminated to satisfy such requirement.

                  (b) Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by



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KPMG LLP or such other certified public accounting firm as may be designated by the Executive and shall be reasonably acceptable to the Employers (the "Accounting Firm") which shall provide detailed supporting calculations both to the Employers and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Employers. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting a change in the ownership or effective control (as defined for purposes of Section 280G of the Code) of the Employers, the Executive shall appoint another nationally recognized accounting firm which is reasonably acceptable to the Employers to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Employers. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Employers to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Employers and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that additional Gross-Up Payments shall be required to be made to compensate the Executive for amounts of Excise Tax later determined to be due, consistent with the calculations required to be made hereunder (an "Underpayment"). In the event that the Employers exhaust their remedies pursuant to Section 9(c) and the Executive is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Employers to or for the benefit of the Executive.

                  (c) The Executive shall notify the Employers in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employers of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Executive is informed in writing of such claim and shall apprise the Employers of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Employers (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employers notify the Executive in writing prior to the expiration of such period that they desire to contest such claim, the Executive shall:

                      (i) give the Employers any information reasonably requested by the Employers relating to such claim,

                      (ii) take such action in connection with contesting such claim as the Employers shall reasonably request in writing from time to time, including,


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without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employers,

                      (iii) cooperate with the Employers in good faith in order effectively to contest such claim, and

                      (iv) permit the Employers to participate in any proceedings relating to such claim; provided, however, that the Employers shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

Without limiting the foregoing provisions of this Section 9(c), the Employers shall control all proceedings taken in connection with such contest and, at their sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at their sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employers shall determine; provided, however, that if the Employers direct the Executive to pay such claim and sue for a refund, the Employers shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that the Executive shall not be required to consent to any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due unless such extension is limited solely to such contested amount. Furthermore, the Employers' control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Employers pursuant to Section 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Employers' complying with the material requirements of Section 9(c)) promptly pay to the Employers the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Employers pursuant to
Section 9(c), a determination is made that the Executive shall not be entitled to any refund with


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respect to such claim and the Employers do not notify the Executive in writing of their intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         10.      CONFIDENTIAL INFORMATION.

                  (a) The Executive acknowledges that the information, observations and data obtained by the Executive concerning the business and affairs of the Employers during the course of the Executive's employment are the property of the Employers, including information concerning acquisition opportunities in or reasonably related to the business or industry of the Employers of which the Executive becomes aware during such period. Therefore, the Executive agrees that he will not at any time (whether during or after the Employment Term) disclose to any unauthorized person or, directly or indirectly, use for the Executive's own account, any of such information, observations or data without the consent of the Boards, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a direct or indirect result of the Executive's acts or omissions to act or the acts or omissions to act of other employees of the Employers. The Executive agrees to deliver to the Employers at the termination of the Executive's employment, or at any other time the Employers may request in writing (whether during or after the Employment Term), all memoranda, notes, plans, records, reports and other documents, regardless of the format or media (and copies thereof), relating to the business of the Employers and their predecessors (including, without limitation, all acquisition prospects, lists and contact information) which the Executive may then possess or have under the Executive's control.

                  (b) The Executive acknowledges that the restrictions contained in this Section 10 hereof are reasonable and necessary, in view of the nature of the Employers' business, in order to protect the legitimate interests of the Employers, and that any violation thereof would result in irreparable injury to the Employers. Therefore, the Executive agrees that in the event of a breach or threatened breach by the Executive of the provisions of Section 10(a) hereof, the Employers shall be entitled to obtain from any court of competent jurisdiction, preliminary or permanent injunctive relief restraining the Executive from disclosing or using any such confidential information. Nothing herein shall be construed as prohibiting the Employers from pursuing any other remedies available to them for such breach or threatened breach, including, without limitation, recovery of damages from the Executive.

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         11.      MISCELLANEOUS.

                  (a) No Assignment. This Agreement is personal to each of the parties hereto. No party may assign or delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Executive, all of his rights to receive payments hereunder shall become rights of his estate as provided in Section 8(d) hereof.

                  (b) Other Contracts. The Executive shall not, during the Employment Term, have any other paid employment other than with a subsidiary or affiliate of the Employers, except with the prior written approval of the Boards.

                  (c) Amendments or Additions; Action by Boards. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto. The prior approval by a majority affirmative vote of the Boards shall be required in order for the Employers to authorize any amendments or additions to this Agreement, to give any consents or waivers of provisions of this Agreement, or to take any other action under this Agreement including any termination of employment with or without Cause under Section 8(a) hereof.

                  (d) Section Headings. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

                  (e) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                  (f) Governing Law. This Agreement shall be governed by the laws of the United States, where applicable, and otherwise by the laws of the State of New York other than the choice of law rules thereof.

                  (g) Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the
Employers:

                                 THE TROY SAVINGS BANK
                                 32 Second Street
                                 Troy, New York  12180
                                 Attention:  Chairman of the Board of Directors

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or if to the Executive:          Daniel J. Hogarty, Jr.
                                 32 Second Street
                                 Troy, New York  12180

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                  (h) Counterparts. This Agreement may be executed in several counterparts, for the convenience of the parties, but shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed on their behalf, as of the date and year first above written.


Attest:                                   THE TROY SAVINGS BANK

                                          By
------------------------------------        ----------------------------------

                                            ----------------------------------


Attest:                                   TROY FINANCIAL CORPORATION

                                          By
------------------------------------        ----------------------------------

                                            ----------------------------------


                                          ------------------------------------
                                          Daniel J. Hogarty, Jr.
                                          Executive

                              EMPLOYMENT AGREEMENT


         AGREEMENT, made as of this ____ day of ______________, 1999, by and among THE TROY SAVINGS BANK, a New York-chartered capital stock savings bank having its principal place of business in Troy, New York (the "Bank"), TROY FINANCIAL CORPORATION, a Delaware corporation owning all of the issued and outstanding shares of capital stock of the Bank ("Troy Financial") (the Bank and Troy Financial, collectively, the "Employers"), and Michael C. Mahar, an individual residing in _________, New York (the "Executive").

         WHEREAS, the Employers and the Executive desire that the Executive be employed as Senior Vice President of the Employers;

         WHEREAS, the Boards of Directors of the Employers (collectively, the "Boards"), have approved and authorized the Employers to enter into this Agreement with the Executive;

         WHEREAS, the parties desire to enter into this Agreement, setting forth the terms and conditions for the employment relationship of the Executive with the Employers:

         NOW, THEREFORE, it is AGREED as follows:

         1. EMPLOYMENT. The Executive is employed as Senior Vice President of the Employers during the Employment Term (as defined in Section 5 below). As the Senior Vice President of the Employers, the Executive shall render executive, policy and other management services to the Employers of the type customarily performed by persons serving in a similar officer capacity and shall report to the Chief Executive Officer(s) of the Employers, except as such Chief Executive Officer shall otherwise determine. The Executive shall also perform such duties as the Chief Executive Officer(s) of the Employers or the Boards may from time to time reasonably direct. During the Employment Term, there shall be no material decrease in the duties and responsibilities of the Executive otherwise than as provided herein, unless the parties otherwise agree in writing. During the Employment Term, the Executive shall not be required to relocate his place of employment to a location more than 50 miles away from the Bank's Troy, New York location, or outside the State of New York, to perform his duties hereunder, except for reasonably required travel by the Executive on the business of the Employers.

         2.       COMPENSATION.

                  (a) The Employers agree to pay the Executive during the Employment Term a salary at an initial annual rate of $100,000. The Executive's salary shall be reviewed by the Boards prior to October 1, 1999, and thereafter on an annual basis prior to October 1 of each year (or such date as from time to time is the date used by the Employers for review of executive compensation) during the Employment Term. In so reviewing the Executive's salary, the Boards shall consider increases in the amount of the Executive's salary for increases in the cost of living for Rensselaer County, New York, and based upon the Executive's performance and scope of responsibility.

                  (b) The salary of the Executive shall not be decreased at any time during the Employment Term from the amount then in effect, unless the Executive otherwise agrees in writing. Participation in deferred compensation, discretionary bonus, retirement and other employee benefit plans and in fringe benefits, other than salary reduction programs in which the Executive elects to participate, shall not reduce the salary payable to the Executive under this
Section 2. The salary under this Section 2 shall be payable to the Executive not less frequently than monthly. The Executive shall not be entitled to receive fees for serving as a director of the Employers or any of their subsidiaries or for serving as a member of any committee of the Boards of Directors of the Employers or any of their subsidiaries.

         3.       DISCRETIONARY BONUSES; BUSINESS EXPENSES.

                  (a) During the Employment Term, the Executive shall be entitled to participate in an equitable manner with all other executive employees of the Employers in such discretionary bonuses as may be authorized, declared and paid by the Boards to executive employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Executive's right to participate in such bonuses when and as declared by the Boards. This provision shall not preclude the grant of any other bonus to the Executive as determined by the Boards.

                  (b) The Executive is expected and is authorized to incur reasonable expenses in the performance of his duties hereunder, including the costs of business entertainment, travel, and attendance at conventions and meetings. The Employers shall reimburse the Executive for all such expenses promptly upon periodic presentation by the Executive of an itemized account of such expenses. The Employers shall provide the Executive with the use of an automobile for business purposes or, at his election, shall pay the Executive an automobile allowance for the business use of his personal vehicle.

         4. PARTICIPATION IN RETIREMENT AND EMPLOYEE BENEFIT PLANS; FRINGE BENEFITS. During the Employment Term, the Executive shall be entitled to participate in any incentive, bonus, management recognition, equity compensation, retirement, deferred compensation, fringe benefit or welfare benefit plan of the Employers, including any plan providing for stock options, restricted stock, employee stock purchases, pension or retirement income, retirement savings, employee stock ownership, deferred compensation or medical, prescription, dental, disability, employee life, group life, accidental death or travel accident insurance that the Employers may adopt for the benefit of executive employees, in accordance with the terms of such plans.

         5. TERM. The initial term of employment under this Agreement shall be for a three-year period commencing on the date of this Agreement (the "Initial Term"). Subject to annual review and approval by the Boards, this Agreement may be extended by written notice from the Employers to the Employee for an additional consecutive 12-month period (the "Extended Term") as of the first anniversary of the date of this Agreement and every subsequent anniversary of the date of this Agreement thereafter, unless the Executive has given contrary written notice to the Employers at least three months before any such renewal date. The Initial Term and all such Extended Terms are collectively referred to herein as the "Employment Term."

         6. STANDARDS. The Executive shall perform his duties and responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Boards. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the financial institutions industry.

         7. VOLUNTARY ABSENCES; VACATIONS. The Executive shall be entitled, without loss of pay, to absent himself voluntarily for reasonable periods of time from the performance of his duties and responsibilities under this Agreement. All such voluntary absences shall count as paid vacation time, unless the Boards otherwise approve. The Executive shall be entitled to an annual paid vacation of ______ weeks per year or such longer period as the Boards may approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Executive. The Executive shall not be entitled to receive any additional compensation from the Employers on account of his failure to take a paid vacation.

         8.       TERMINATION OF EMPLOYMENT.

                  (a) (i) The Employers may terminate the Executive's employment at any time, but any termination by the Employers during the Employment Term other than termination for Cause (as defined below) shall not prejudice the Executive's right to compensation or other benefits under this Agreement.

                      (ii) The Executive shall have no right to receive compensation or other benefits for any period after termination for Cause. "Cause" shall mean the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform material stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the financial institutions industry; provided, it shall be the burden of the Employers to prove the alleged acts and omissions and the prevailing nature of the standards the Employers shall have alleged are violated by such acts and/or omissions.

                      (iii) The parties acknowledge and agree that damages that will result to the Executive for termination without cause shall be extremely difficult or impossible to establish or prove, and agree that, unless the termination is for cause, the Employers shall be obligated, concurrently with such termination, to make a lump sum cash payment to the Executive as liquidated damages of an amount equal to three times the sum of (A) the Executive's then current annual base salary under Section 2 of this Agreement and (B) the amount of any bonuses that were payable to the Executive during the 12 months preceding the termination (including bonuses that were earned during such period but the payment of which was deferred to a later period). The Executive agrees that, except for such other payments and benefits to which the Executive may be entitled as expressly provided by the terms of this Agreement, such liquidated damages shall be in lieu of all other claims which Executive may make by reason of such termination. Such payment to the Executive shall be made on or before the Executive's last day of employment with the Employers. The liquidated damages amount shall not be reduced by any compensation which the Executive may receive for other employment with another employer after termination of his employment with the Employers.

                      (iv) In addition to the liquidated damages above described that are payable to the Executive for termination without cause, in the event of any such termination:

                           (1) concurrently with such termination, the Employers
shall pay to the Executive an amount equal to the excess of (A) the actuarial equivalent (utilizing actuarial assumptions no less favorable to the Executive than those in effect under the Bank's qualified defined benefit pension plan before such termination) of the employer-provided benefits under the qualified pension, 401(k), profit sharing, stock bonus and employee stock ownership plans of Troy Financial and the Bank (the "Qualified Plans"), the Troy Savings Bank Supplemental Executive Retirement Plan (including benefits determined by reference to the Qualified Plans) and any other excess or supplemental retirement plan in which the Executive participates (together, the "SERP") that the Executive would have received if the Executive's employment had continued for a period of three years after such termination (assuming for this purpose that all accrued benefits are fully vested, that the Executive's compensation in each of the three years is one-third of the amount of the liquidated damages payable under Section 8(a)(iii) hereof and that the Executive makes the maximum allowable pre-tax contributions under the Qualified Plans), over (B) the actuarial equivalent (using such actuarial assumptions) of the Executive's actual employer-provided benefits (paid or payable), if any, under the Qualified Plans and the SERP as of the date of such termination;

                           (2) for three years after such termination, or such
longer period as may be provided by the terms of the appropriate plan, the Employers shall continue in effect all medical, prescription, dental, disability, employee life, group life and accidental death insurance and other employee welfare plans for the benefit of the Executive and, if applicable, the Executive's family, which would have been provided to them in accordance with
Section 4 of this Agreement if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time after such termination with respect to executives of the Employers and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical, prescription or dental benefits under another employer provided plan, the medical prescription and dental benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, the Executive shall be considered to have remained employed until three years after such termination and to have retired on the last day of such period;

                           (3) except as otherwise required by applicable
federal or state banking regulations with respect to accelerated vesting of options and restricted stock following the conversion of the Bank from mutual to stock form of organization and the formation of Troy Financial, as of the time of such termination of employment, the Executive shall be fully vested in all stock options, restricted stock, deferred compensation and other employee benefits that would otherwise be forfeited as a result of such termination of employment (except that vesting under any qualified pension or retirement plan shall be only in accordance with the terms of such plan);

                           (4) the Employers shall, at their sole expense as
incurred, provide the Executive with outplacement services the scope and provider of which shall be selected by the Executive in his sole discretion; and

                           (5) the Employers shall continue in effect for the
benefit of the Executive all insurance or other provisions for indemnification, defense or hold-harmless of officers or directors of the Employers that were in effect on the date of such termination with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against action that may be applicable to such acts or omissions.

                      (v) If the Executive terminates his employment with the Employers during the Employment Term for "Good Reason," such termination shall be deemed to have been a termination by the Employers of the Executive's employment without cause. "Good Reason" shall mean:

                           (1) the assignment to the Executive by the Employers
(or either of them) of duties materially inconsistent with the Executive's position, duties, responsibilities, and status with the Employers, a material adverse change in the Executive's titles or offices, any removal of the Executive from or any failure to reelect the Executive to any of such positions, except in connection with the termination of his employment for Cause, or any action that would have a material adverse effect on the physical conditions in which the Executive performs his employment duties;

                           (2) a reduction by the Employers in the Executive's
base salary as in effect on the date hereof or as the same may be increased from time to time during the Employment Term;

                           (3) the taking of any action by the Employers that
would materially adversely affect the Executive's participation in or materially reduce the Executive's benefits under any employee benefit plan or deprive the Executive of any material fringe benefit enjoyed by the Executive;

                           (4) any requirement that the Executive relocate to
any place more than 50 miles away from the Bank's Troy, New York location, or outside the State of New York, to perform his duties hereunder, except for reasonably required travel by the Executive on the business of the Employers;

                           (5) any other action or inaction that constitutes a
material breach by the Employers or either of them of this Agreement;

                           (6) any failure by the Employers to obtain the
assumption of this Agreement by any acquirors, successors or assigns of the Employers; or

                           (7) any failure by the Employers to have renewed this
Agreement pursuant to Section 5 hereof such that the remaining Employment Term shall at any time be less than two years.

                  (b) The Executive shall have no right to terminate his employment under this Agreement before the end of the Employment Term, unless
(i) such termination is approved by the Boards or (ii) such termination is with "Good Reason" as defined above. In the event that the Executive violates this provision, the Employers shall be entitled, in addition to their other legal remedies, to enjoin the employment of the Executive with any significant competitor of the Employers (or either of them) for a period of one year or the then remaining Employment Term plus six months, whichever is less. The term "significant competitor" shall mean any commercial bank, savings bank, savings and loan association, mortgage banking company or a holding company affiliate of any of the foregoing which, at the date of its employment of the Executive, has an office out of which the Executive would be primarily based that is located within 35 miles of the Bank's home office. If any court or other tribunal having jurisdiction to determine the validity or enforceability of this paragraph determines that, strictly applied, it would be invalid or unenforceable, the definition of "significant competitor" and the time provisions used shall be deemed modified to the extent necessary (but only to that extent) so that the restrictions in that subsection, as modified, will be valid and enforceable.

                  (c) In the event the employment of the Executive is terminated by the Employers without Cause under Section 8(a) hereof and the Employers fail to make timely payment of the amounts then owed to the Executive under this Agreement, the Executive shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Executive in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the rate of one percent above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date of employment termination until payment is made to the Executive. Such reimbursement and interest shall be in addition to all rights which the Executive is otherwise entitled to under this Agreement.

                  (d) In the event of the Executive's death during the Employment Term, his estate shall be entitled to receive his salary for the remaining Employment Term or six months, whichever is less. This Agreement shall thereupon terminate, except that any vested rights of the Executive shall then be exercised by his estate.

                  (e) In the event the Executive becomes disabled during the Employment Term under circumstances that would entitle him to benefits under the Bank's long-term disability plan and, as a result of such disability, he is unable to perform his duties hereunder for an uninterrupted period of more than six months, the Employers may terminate the Executive's employment without liability under Section 8(a) hereof and this Agreement shall thereupon terminate. Any such termination shall not affect the Executive's rights to benefits pursuant to any applicable long-term disability plan of the Employers.

                  (f) Notwithstanding any other provision in this Agreement, (i) the Employers may terminate or suspend this Agreement and the employment of the Executive hereunder, as if such termination were for Cause under Section 8(a) hereof, to the extent required by the applicable laws of the State of New York related to banking, by applicable federal law relating to deposit insurance or bank holding companies or by regulations or orders issued by the New York State Banking Department, the Board of Governors of the Federal Reserve System, the

Federal Deposit Insurance Corporation or other state or federal banking regulatory agency having jurisdiction over Troy Financial or the Bank and (ii) no payment shall be required to be made to or for the benefit of the Executive under this Agreement to the extent such payment is prohibited by applicable law, regulation or order issued by a banking agency or a court of competent jurisdiction; provided, that it shall be the Employers' burden to prove that any such action was so required.

         9.       CERTAIN ADDITIONAL PAYMENTS BY THE EMPLOYERS.

                  (a) Except as set forth below, in the event it shall be determined that any payment or distribution by or for the account of the Employers to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, collectively, the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of the Excise Tax and all other taxes (including, without limitation, income taxes) that are imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this
Section 9(a), if it shall be determined that the Executive is entitled to a Gross-Up Payment, but that the Executive, after taking into account the Payments and the Gross-Up Payment, would not receive a net after-tax benefit of at least $50,000 (taking into account both income taxes and any Excise Tax) as compared to the net after-tax proceeds to the Executive resulting from an elimination of the Gross-Up Payment and a reduction of the Payments, in the aggregate, to an amount (the "Reduced Amount") such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Executive, the Payments, in the aggregate, made to the Executive shall not exceed the Reduced Amount, and the Executive shall have the right, in the Executive's sole discretion, to designate those payments or benefits that should be reduced or eliminated to satisfy such requirement.

                  (b) Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG LLP or such other certified public accounting firm as may be designated by the Executive and shall be reasonably acceptable to the Employers (the "Accounting Firm") which shall provide detailed supporting calculations both to the Employers and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Employers. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting a change in the ownership or effective control (as defined for purposes of Section 280G of the Code) of the Employers, the Executive shall appoint another nationally recognized accounting firm which is reasonably acceptable to the Employers to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Employers. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Employers to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Employers and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that additional Gross-Up Payments shall be required to be made to compensate the Executive for amounts of Excise Tax later determined to be due, consistent with the calculations required to be made hereunder (an "Underpayment"). In the event that the Employers exhaust their remedies pursuant to Section 9(c) and the Executive is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Employers to or for the benefit of the Executive.

                  (c) The Executive shall notify the Employers in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employers of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Executive is informed in writing of such claim and shall apprise the Employers of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Employers (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employers notify the Executive in writing prior to the expiration of such period that they desire to contest such claim, the Executive shall:

                           (i) give the Employers any information reasonably
requested by the Employers relating to such claim,

                           (ii) take such action in connection with contesting
such claim as the Employers shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employers,

                           (iii) cooperate with the Employers in good faith in
order effectively to contest such claim, and

                           (iv) permit the Employers to participate in any
proceedings relating to such claim; provided, however, that the Employers shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

Without limiting the foregoing provisions of this Section 9(c), the Employers shall control all proceedings taken in connection with such contest and, at their sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at their sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employers shall determine; provided, however, that if the Employers direct the Executive to pay such claim and sue for a refund, the Employers shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that the Executive shall not be required to consent to any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due unless such extension is limited solely to such contested amount. Furthermore, the Employers' control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Employers pursuant to Section 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Employers' complying with the material requirements of Section 9(c)) promptly pay to the Employers the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Employers pursuant to
Section 9(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Employers do not notify the Executive in writing of their intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         10.      CONFIDENTIAL INFORMATION.

                  (a) The Executive acknowledges that the information, observations and data obtained by the Executive concerning the business and affairs of the Employers during the course of the Executive's employment are the property of the Employers, including information concerning acquisition opportunities in or reasonably related to the business or industry of the Employers of which the Executive becomes aware during such period. Therefore, the Executive agrees that he will not at any time (whether during or after the Employment Term) disclose to any unauthorized person or, directly or indirectly, use for the Executive's own account, any of such information, observations or data without the consent of the Boards, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a direct or indirect result of the Executive's acts or omissions to act or the acts or omissions to act of other employees of the Employers. The Executive agrees to deliver to the Employers at the termination of the Executive's employment, or at any other time the Employers may request in writing (whether during or after the Employment Term), all memoranda, notes, plans, records, reports and other documents, regardless of the format or media (and copies thereof), relating to the business of the Employers and their predecessors (including, without limitation, all acquisition prospects, lists and contact information) which the Executive may then possess or have under the Executive's control.

                  (b) The Executive acknowledges that the restrictions contained in this Section 10 hereof are reasonable and necessary, in view of the nature of the Employers' business, in order to protect the legitimate interests of the Employers, and that any violation thereof would result in irreparable injury to the Employers. Therefore, the Executive agrees that in the event of a breach or threatened breach by the Executive of the provisions of Section 10(a) hereof, the Employers shall be entitled to obtain from any court of competent jurisdiction, preliminary or permanent injunctive relief restraining the Executive from disclosing or using any such confidential information. Nothing herein shall be construed as prohibiting the Employers from pursuing any other remedies available to them for such breach or threatened breach, including, without limitation, recovery of damages from the Executive.

         11.      MISCELLANEOUS.

                  (a) No Assignment. This Agreement is personal to each of the parties hereto. No party may assign or delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Executive, all of his rights to receive payments hereunder shall become rights of his estate as provided in Section 8(d) hereof.

                  (b) Other Contracts. The Executive shall not, during the Employment Term, have any other paid employment other than with a subsidiary or affiliate of the Employers, except with the prior written approval of the Boards.

                  (c) Amendments or Additions; Action by Boards. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto. The prior approval by a majority affirmative vote of the Boards shall be required in order for the Employers to authorize any amendments or additions to this Agreement, to give any consents or waivers of provisions of this Agreement, or to take any other action under this Agreement including any termination of employment with or without Cause under Section 8(a) hereof.

                  (d) Section Headings. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

                  (e) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                  (f) Governing Law. This Agreement shall be governed by the laws of the United States, where applicable, and otherwise by the laws of the State of New York other than the choice of law rules thereof.

                  (g) Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the
Employers:

                                      THE TROY SAVINGS BANK
                                      32 Second Street
                                      Troy, New York  12180
                                      Attention:  Chief Executive Officer

or if to the Executive:               -------------------------
                                      32 Second Street
                                      Troy, New York  12180

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                  (h) Counterparts. This Agreement may be executed in several counterparts, for the convenience of the parties, but shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed on their behalf, as of the date and year first above written.


Attest:                                  THE TROY SAVINGS BANK

                                         By
------------------------------             -----------------------------------

                                           -----------------------------------


Attest:                                  TROY FINANCIAL CORPORATION

                                         By
------------------------------             -----------------------------------

                                           -----------------------------------


                                         -------------------------------------
                                         Michael C. Mahar
                                         Executive

                              EMPLOYMENT AGREEMENT


         AGREEMENT, made as of this ____ day of ______________, 1999, by and among THE TROY SAVINGS BANK, a New York-chartered capital stock savings bank having its principal place of business in Troy, New York (the "Bank"), TROY FINANCIAL CORPORATION, a Delaware corporation owning all of the issued and outstanding shares of capital stock of the Bank ("Troy Financial") (the Bank and Troy Financial, collectively, the "Employers"), and Kevin M. O'Bryan, an individual residing in _________, New York (the "Executive").

         WHEREAS, the Employers and the Executive desire that the Executive be employed as Senior Vice President of the Employers;

         WHEREAS, the Boards of Directors of the Employers (collectively, the "Boards"), have approved and authorized the Employers to enter into this Agreement with the Executive;

         WHEREAS, the parties desire to enter into this Agreement, setting forth the terms and conditions for the employment relationship of the Executive with the Employers:

         NOW, THEREFORE, it is AGREED as follows:

         1. EMPLOYMENT. The Executive is employed as Senior Vice President of the Employers during the Employment Term (as defined in Section 5 below). As the Senior Vice President of the Employers, the Executive shall render executive, policy and other management services to the Employers of the type customarily performed by persons serving in a similar officer capacity and shall report to the Chief Executive Officer(s) of the Employers, except as such Chief Executive Officer shall otherwise determine. The Executive shall also perform such duties as the Chief Executive Officer(s) of the Employers or the Boards may from time to time reasonably direct. During the Employment Term, there shall be no material decrease in the duties and responsibilities of the Executive otherwise than as provided herein, unless the parties otherwise agree in writing. During the Employment Term, the Executive shall not be required to relocate his place of employment to a location more than 50 miles away from the Bank's Troy, New York location, or outside the State of New York, to perform his duties hereunder, except for reasonably required travel by the Executive on the business of the Employers.

         2.       COMPENSATION.

                  (a) The Employers agree to pay the Executive during the Employment Term a salary at an initial annual rate of $160,000. The Executive's salary shall be reviewed by the Boards prior to October 1, 1999, and thereafter on an annual basis prior to October 1 of each year (or such date as from time to time is the date used by the Employers for review of executive compensation) during the Employment Term. In so reviewing the Executive's salary, the Boards shall consider increases in the amount of the Executive's salary for increases in the cost of living for Rensselaer County, New York, and based upon the Executive's performance and scope of responsibility.

                  (b) The salary of the Executive shall not be decreased at any time during the Employment Term from the amount then in effect, unless the Executive otherwise agrees in writing. Participation in deferred compensation, discretionary bonus, retirement and other employee benefit plans and in fringe benefits, other than salary reduction programs in which the Executive elects to participate, shall not reduce the salary payable to the Executive under this
Section 2. The salary under this Section 2 shall be payable to the Executive not less frequently than monthly. The Executive shall not be entitled to receive fees for serving as a director of the Employers or any of their subsidiaries or for serving as a member of any committee of the Boards of Directors of the Employers or any of their subsidiaries.

         3.       DISCRETIONARY BONUSES; BUSINESS EXPENSES.

                  (a) During the Employment Term, the Executive shall be entitled to participate in an equitable manner with all other executive employees of the Employers in such discretionary bonuses as may be authorized, declared and paid by the Boards to executive employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Executive's right to participate in such bonuses when and as declared by the Boards. This provision shall not preclude the grant of any other bonus to the Executive as determined by the Boards.

                  (b) The Executive is expected and is authorized to incur reasonable expenses in the performance of his duties hereunder, including the costs of business entertainment, travel, and attendance at conventions and meetings. The Employers shall reimburse the Executive for all such expenses promptly upon periodic presentation by the Executive of an itemized account of such expenses. The Employers shall provide the Executive with the use of an automobile for business purposes or, at his election, shall pay the Executive an automobile allowance for the business use of his personal vehicle.

         4. PARTICIPATION IN RETIREMENT AND EMPLOYEE BENEFIT PLANS; FRINGE BENEFITS. During the Employment Term, the Executive shall be entitled to participate in any incentive, bonus, management recognition, equity compensation, retirement, deferred compensation, fringe benefit or welfare benefit plan of the Employers, including any plan providing for stock options, restricted stock, employee stock purchases, pension or retirement income, retirement savings, employee stock ownership, deferred compensation or medical, prescription, dental, disability, employee life, group life, accidental death or travel accident insurance that the Employers may adopt for the benefit of executive employees, in accordance with the terms of such plans.

         5. TERM. The initial term of employment under this Agreement shall be for a three-year period commencing on the date of this Agreement (the "Initial Term"). Subject to annual review and approval by the Boards, this Agreement may be extended by written notice from the Employers to the Employee for an additional consecutive 12-month period (the "Extended Term") as of the first anniversary of the date of this Agreement and every subsequent anniversary of the date of this Agreement thereafter, unless the Executive has given contrary written notice to the Employers at least three months before any such renewal date. The Initial Term and all such Extended Terms are collectively referred to herein as the "Employment Term."

         6. STANDARDS. The Executive shall perform his duties and responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Boards. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the financial institutions industry.

         7. VOLUNTARY ABSENCES; VACATIONS. The Executive shall be entitled, without loss of pay, to absent himself voluntarily for reasonable periods of time from the performance of his duties and responsibilities under this Agreement. All such voluntary absences shall count as paid vacation time, unless the Boards otherwise approve. The Executive shall be entitled to an annual paid vacation of ______ weeks per year or such longer period as the Boards may approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Executive. The Executive shall not be entitled to receive any additional compensation from the Employers on account of his failure to take a paid vacation.

         8.       TERMINATION OF EMPLOYMENT.

                  (a) (i) The Employers may terminate the Executive's employment at any time, but any termination by the Employers during the Employment Term other than termination for Cause (as defined below) shall not prejudice the Executive's right to compensation or other benefits under this Agreement.

                      (ii) The Executive shall have no right to receive compensation or other benefits for any period after termination for Cause. "Cause" shall mean the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform material stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the financial institutions industry; provided, it shall be the burden of the Employers to prove the alleged acts and omissions and the prevailing nature of the standards the Employers shall have alleged are violated by such acts and/or omissions.

                      (iii) The parties acknowledge and agree that damages that will result to the Executive for termination without cause shall be extremely difficult or impossible to establish or prove, and agree that, unless the termination is for cause, the Employers shall be obligated, concurrently with such termination, to make a lump sum cash payment to the Executive as liquidated damages of an amount equal to three times the sum of (A) the Executive's then current annual base salary under Section 2 of this Agreement and (B) the amount of any bonuses that were payable to the Executive during the 12 months preceding the termination (including bonuses that were earned during such period but the payment of which was deferred to a later period). The Executive agrees that, except for such other payments and benefits to which the Executive may be entitled as expressly provided by the terms of this Agreement, such liquidated damages shall be in lieu of all other claims which Executive may make by reason of such termination. Such payment to the Executive shall be made on or before the Executive's last day of employment with the Employers. The liquidated damages amount shall not be reduced by any compensation which the Executive may receive for other employment with another employer after termination of his employment with the Employers.

                      (iv) In addition to the liquidated damages above described that are payable to the Executive for termination without cause, in the event of any such termination:

                           (1) concurrently with such termination, the Employers
shall pay to the Executive an amount equal to the excess of (A) the actuarial equivalent (utilizing actuarial assumptions no less favorable to the Executive than those in effect under the Bank's qualified defined benefit pension plan before such termination) of the employer-provided benefits under the qualified pension, 401(k), profit sharing, stock bonus and employee stock ownership plans of Troy Financial and the Bank (the "Qualified Plans"), the Troy Savings Bank Supplemental Executive Retirement Plan (including benefits determined by reference to the Qualified Plans) and any other excess or supplemental retirement plan in which the Executive participates (together, the "SERP") that the Executive would have received if the Executive's employment had continued for a period of three years after such termination (assuming for this purpose that all accrued benefits are fully vested, that the Executive's compensation in each of the three years is one-third of the amount of the liquidated damages payable under Section 8(a)(iii) hereof and that the Executive makes the maximum allowable pre-tax contributions under the Qualified Plans), over (B) the actuarial equivalent (using such actuarial assumptions) of the Executive's actual employer-provided benefits (paid or payable), if any, under the Qualified Plans and the SERP as of the date of such termination;

                           (2) for three years after such termination, or such
longer period as may be provided by the terms of the appropriate plan, the Employers shall continue in effect all medical, prescription, dental, disability, employee life, group life and accidental death insurance and other employee welfare plans for the benefit of the Executive and, if applicable, the Executive's family, which would have been provided to them in accordance with
Section 4 of this Agreement if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time after such termination with respect to executives of the Employers and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical, prescription or dental benefits under another employer provided plan, the medical prescription and dental benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, the Executive shall be considered to have remained employed until three years after such termination and to have retired on the last day of such period;

                           (3) except as otherwise required by applicable
federal or state banking regulations with respect to accelerated vesting of options and restricted stock following the conversion of the Bank from mutual to stock form of organization and the formation of Troy Financial, as of the time of such termination of employment, the Executive shall be fully vested in all stock options, restricted stock, deferred compensation and other employee benefits that would otherwise be forfeited as a result of such termination of employment (except that vesting under any qualified pension or retirement plan shall be only in accordance with the terms of such plan);

                           (4) the Employers shall, at their sole expense as
incurred, provide the Executive with outplacement services the scope and provider of which shall be selected by the Executive in his sole discretion; and

                           (5) the Employers shall continue in effect for the
benefit of the Executive all insurance or other provisions for indemnification, defense or hold-harmless of officers or directors of the Employers that were in effect on the date of such termination with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against action that may be applicable to such acts or omissions.

                      (v) If the Executive terminates his employment with the Employers during the Employment Term for "Good Reason," such termination shall be deemed to have been a termination by the Employers of the Executive's employment without cause. "Good Reason" shall mean:

                           (1) the assignment to the Executive by the Employers
(or either of them) of duties materially inconsistent with the Executive's position, duties, responsibilities, and status with the Employers, a material adverse change in the Executive's titles or offices, any removal of the Executive from or any failure to reelect the Executive to any of such positions, except in connection with the termination of his employment for Cause, or any action that would have a material adverse effect on the physical conditions in which the Executive performs his employment duties;

                           (2) a reduction by the Employers in the Executive's
base salary as in effect on the date hereof or as the same may be increased from time to time during the Employment Term;

                           (3) the taking of any action by the Employers that
would materially adversely affect the Executive's participation in or materially reduce the Executive's benefits under any employee benefit plan or deprive the Executive of any material fringe benefit enjoyed by the Executive;

                           (4) any requirement that the Executive relocate to
any place more than 50 miles away from the Bank's Troy, New York location, or outside the State of New York, to perform his duties hereunder, except for reasonably required travel by the Executive on the business of the Employers;

                           (5) any other action or inaction that constitutes a
material breach by the Employers or either of them of this Agreement;

                           (6) any failure by the Employers to obtain the
assumption of this Agreement by any acquirors, successors or assigns of the Employers; or

                           (7) any failure by the Employers to have renewed this
Agreement pursuant to Section 5 hereof such that the remaining Employment Term shall at any time be less than two years.

                  (b) The Executive shall have no right to terminate his employment under this Agreement before the end of the Employment Term, unless
(i) such termination is approved by the Boards or (ii) such termination is with "Good Reason" as defined above. In the event that the Executive violates this provision, the Employers shall be entitled, in addition to their other legal remedies, to enjoin the employment of the Executive with any significant competitor of the Employers (or either of them) for a period of one year or the then remaining Employment Term plus six months, whichever is less. The term "significant competitor" shall mean any commercial bank, savings bank, savings and loan association, mortgage banking company or a holding company affiliate of any of the foregoing which, at the date of its employment of the Executive, has an office out of which the Executive would be primarily based that is located within 35 miles of the Bank's home office. If any court or other tribunal having jurisdiction to determine the validity or enforceability of this paragraph determines that, strictly applied, it would be invalid or unenforceable, the definition of "significant competitor" and the time provisions used shall be deemed modified to the extent necessary (but only to that extent) so that the restrictions in that subsection, as modified, will be valid and enforceable.

                  (c) In the event the employment of the Executive is terminated by the Employers without Cause under Section 8(a) hereof and the Employers fail to make timely payment of the amounts then owed to the Executive under this Agreement, the Executive shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Executive in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the rate of one percent above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date of employment termination until payment is made to the Executive. Such reimbursement and interest shall be in addition to all rights which the Executive is otherwise entitled to under this Agreement.

                  (d) In the event of the Executive's death during the Employment Term, his estate shall be entitled to receive his salary for the remaining Employment Term or six months, whichever is less. This Agreement shall thereupon terminate, except that any vested rights of the Executive shall then be exercised by his estate.

                  (e) In the event the Executive becomes disabled during the Employment Term under circumstances that would entitle him to benefits under the Bank's long-term disability plan and, as a result of such disability, he is unable to perform his duties hereunder for an uninterrupted period of more than six months, the Employers may terminate the Executive's employment without liability under Section 8(a) hereof and this Agreement shall thereupon terminate. Any such termination shall not affect the Executive's rights to benefits pursuant to any applicable long-term disability plan of the Employers.

                  (f) Notwithstanding any other provision in this Agreement, (i) the Employers may terminate or suspend this Agreement and the employment of the Executive hereunder, as if such termination were for Cause under Section 8(a) hereof, to the extent required by the applicable laws of the State of New York related to banking, by applicable federal law relating to deposit insurance or bank holding companies or by regulations or orders issued by the New York State Banking Department, the Board of Governors of the Federal Reserve System, the

Federal Deposit Insurance Corporation or other state or federal banking regulatory agency having jurisdiction over Troy Financial or the Bank and (ii) no payment shall be required to be made to or for the benefit of the Executive under this Agreement to the extent such payment is prohibited by applicable law, regulation or order issued by a banking agency or a court of competent jurisdiction; provided, that it shall be the Employers' burden to prove that any such action was so required.

         9.       CERTAIN ADDITIONAL PAYMENTS BY THE EMPLOYERS.

                  (a) Except as set forth below, in the event it shall be determined that any payment or distribution by or for the account of the Employers to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, collectively, the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of the Excise Tax and all other taxes (including, without limitation, income taxes) that are imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this
Section 9(a), if it shall be determined that the Executive is entitled to a Gross-Up Payment, but that the Executive, after taking into account the Payments and the Gross-Up Payment, would not receive a net after-tax benefit of at least $50,000 (taking into account both income taxes and any Excise Tax) as compared to the net after-tax proceeds to the Executive resulting from an elimination of the Gross-Up Payment and a reduction of the Payments, in the aggregate, to an amount (the "Reduced Amount") such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Executive, the Payments, in the aggregate, made to the Executive shall not exceed the Reduced Amount, and the Executive shall have the right, in the Executive's sole discretion, to designate those payments or benefits that should be reduced or eliminated to satisfy such requirement.

                  (b) Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG LLP or such other certified public accounting firm as may be designated by the Executive and shall be reasonably acceptable to the Employers (the "Accounting Firm") which shall provide detailed supporting calculations both to the Employers and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Employers. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting a change in the ownership or effective control (as defined for purposes of Section 280G of the Code) of the Employers, the Executive shall appoint another nationally recognized accounting firm which is reasonably acceptable to the Employers to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Employers. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Employers to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Employers and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that additional Gross-Up Payments shall be required to be made to compensate the Executive for amounts of Excise Tax later determined to be due, consistent with the calculations required to be made hereunder (an "Underpayment"). In the event that the Employers exhaust their remedies pursuant to Section 9(c) and the Executive is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Employers to or for the benefit of the Executive.

                  (c) The Executive shall notify the Employers in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employers of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Executive is informed in writing of such claim and shall apprise the Employers of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Employers (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employers notify the Executive in writing prior to the expiration of such period that they desire to contest such claim, the Executive shall:

                           (i) give the Employers any information reasonably
requested by the Employers relating to such claim,

                           (ii) take such action in connection with contesting
such claim as the Employers shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employers,

                           (iii) cooperate with the Employers in good faith in
order effectively to contest such claim, and

                           (iv) permit the Employers to participate in any
proceedings relating to such claim; provided, however, that the Employers shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

Without limiting the foregoing provisions of this Section 9(c), the Employers shall control all proceedings taken in connection with such contest and, at their sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at their sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employers shall determine; provided, however, that if the Employers direct the Executive to pay such claim and sue for a refund, the Employers shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that the Executive shall not be required to consent to any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due unless such extension is limited solely to such contested amount. Furthermore, the Employers' control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Employers pursuant to Section 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Employers' complying with the material requirements of Section 9(c)) promptly pay to the Employers the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Employers pursuant to
Section 9(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Employers do not notify the Executive in writing of their intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         10.      CONFIDENTIAL INFORMATION.

                  (a) The Executive acknowledges that the information, observations and data obtained by the Executive concerning the business and affairs of the Employers during the course of the Executive's employment are the property of the Employers, including information concerning acquisition opportunities in or reasonably related to the business or industry of the Employers of which the Executive becomes aware during such period. Therefore, the Executive agrees that he will not at any time (whether during or after the Employment Term) disclose to any unauthorized person or, directly or indirectly, use for the Executive's own account, any of such information, observations or data without the consent of the Boards, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a direct or indirect result of the Executive's acts or omissions to act or the acts or omissions to act of other employees of the Employers. The Executive agrees to deliver to the Employers at the termination of the Executive's employment, or at any other time the Employers may request in writing (whether during or after the Employment Term), all memoranda, notes, plans, records, reports and other documents, regardless of the format or media (and copies thereof), relating to the business of the Employers and their predecessors (including, without limitation, all acquisition prospects, lists and contact information) which the Executive may then possess or have under the Executive's control.

                  (b) The Executive acknowledges that the restrictions contained in this Section 10 hereof are reasonable and necessary, in view of the nature of the Employers' business, in order to protect the legitimate interests of the Employers, and that any violation thereof would result in irreparable injury to the Employers. Therefore, the Executive agrees that in the event of a breach or threatened breach by the Executive of the provisions of Section 10(a) hereof, the Employers shall be entitled to obtain from any court of competent jurisdiction, preliminary or permanent injunctive relief restraining the Executive from disclosing or using any such confidential information. Nothing herein shall be construed as prohibiting the Employers from pursuing any other remedies available to them for such breach or threatened breach, including, without limitation, recovery of damages from the Executive.

         11.      MISCELLANEOUS.

                  (a) No Assignment. This Agreement is personal to each of the parties hereto. No party may assign or delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Executive, all of his rights to receive payments hereunder shall become rights of his estate as provided in Section 8(d) hereof.

                  (b) Other Contracts. The Executive shall not, during the Employment Term, have any other paid employment other than with a subsidiary or affiliate of the Employers, except with the prior written approval of the Boards.

                  (c) Amendments or Additions; Action by Boards. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto. The prior approval by a majority affirmative vote of the Boards shall be required in order for the Employers to authorize any amendments or additions to this Agreement, to give any consents or waivers of provisions of this Agreement, or to take any other action under this Agreement including any termination of employment with or without Cause under Section 8(a) hereof.

                  (d) Section Headings. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

                  (e) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                  (f) Governing Law. This Agreement shall be governed by the laws of the United States, where applicable, and otherwise by the laws of the State of New York other than the choice of law rules thereof.

                  (g) Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the
Employers:

                                   THE TROY SAVINGS BANK
                                   32 Second Street
                                   Troy, New York  12180
                                   Attention:  Chief Executive Officer

or if to the Executive:            -----------------------
                                   32 Second Street
                                   Troy, New York  12180

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                  (h) Counterparts. This Agreement may be executed in several counterparts, for the convenience of the parties, but shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed on their behalf, as of the date and year first above written.


Attest:                                    THE TROY SAVINGS BANK

                                           By
-------------------------------              ---------------------------------

                                             ---------------------------------


Attest:                                    TROY FINANCIAL CORPORATION

                                           By
-------------------------------              ---------------------------------

                                             ---------------------------------



                                           -----------------------------------
                                           Kevin M. O'Bryan
                                           Executive